                                   EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each officer and director of Cambrex Corporation, a Delaware corporation, whose signature appears below constitutes and appoints James A. Mack and Gregory P. Sargen, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Annual Reports on Form 10-K which said Cambrex Corporation may be required to file pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF each of the undersigned has executed this instrument as of the 27th day of February 2008.

/s/ James A. Mack                                         /s/ Gregory P. Sargen
------------------------------------                      ----------------------------------------
James A. Mack                                             Gregory P. Sargen
Chairman of the Board of Directors,                       Vice President and    Chief Financial
President and Chief Executive Officer                     Officer (Principal Financial Officer and
                                                          Accounting Officer)

/s/ David R. Bethune                                      /s/ Ilan Kaufthal
----------------------------------------                  ----------------------------------------
David R. Bethune                                          Ilan Kaufthal
Director                                                  Director

/s/ Rosina B. Dixon                                       /s/ William Korb
----------------------------------------                  ----------------------------------------
Rosina B. Dixon, M.D.                                     William Korb
Director                                                  Director

/s/ Roy W. Haley                                          /s/ John R. Miller
------------------------------------                      ----------------------------------------
Roy W. Haley                                              John R. Miller
Director                                                  Director

/s/ Kathryn Rudie Harrigan                                /s/ Peter G. Tombros
-------------------------------------------               ----------------------------------------
Kathryn Rudie Harrigan, PhD                               Peter G. Tombros
Director                                                  Director

/s/ Leon J. Hendrix, Jr.
---------------------------------------------
Leon J. Hendrix, Jr.
Director


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